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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 23, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-22474                  87-0418807
          --------                   ---------                  ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  215-940-4000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

        Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO $30.0 MILLION (FORMERLY $23.0 MILLION) RESIDUAL REPURCHASE FACILITY

        On January 14, 2005, the Company and The Patriot Group, LLC ("Patriot") entered into Amendment No. 1, dated as of January 14, 2005 (the "Amendment"), to the Amended and Restated Master Repurchase Agreement (the "Repurchase Facility"), dated as of December 21, 2004, attached hereto as Exhibit 10.1. The terms of the Repurchase Facility were previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2004 (the "December 23, 2004 Form 8-K"). Pursuant to the Amendment, attached hereto as Exhibit 10.4, Patriot agreed to increase the amount of the Repurchase Facility by $750,000.

        As a condition precedent to the effectiveness of the Amendment, the Company entered into a letter agreement with Patriot, attached hereto as Exhibit 10.5, describing the current state of relationship between Patriot and the Company and confirming certain understandings between the parties to the Repurchase Facility, including, but not limited to, the Company's acknowledgement of the occurrence and continuance of several events of default under the Repurchase Facility. These events of default, which occurred as a result of the liquidity issues described in the December 23, 2004 Form 8-K, give Patriot the right, among other things, to impose a default rate of interest, to accelerate payment of amounts due under the Repurchase Facility, to require the seller, a special purpose entity organized by the Company to facilitate the transaction, to repurchase the interest-only strips sold to Patriot and to sell the interest-only strips to satisfy all obligations owed to Patriot if the seller is unable to repurchase such interest-only strips and pay all obligations due to Patriot under the Repurchase Facility. An event of default under the Repurchase Facility also creates an event of default under other debt instruments to which the Company is a party, subject to any applicable grace or cure periods.

        The letter agreement contained a statement of Patriot's position (which the Company did not acknowledge and reserved its right to contest) that the termination date of the Repurchase Facility occurred on December 12, 2004, whereupon all of the obligations under the Repurchase Facility became due and payable. In view of the increase of the amount of the Repurchase Facility by $750,000, the Company accepted the imposition of the default interest rate of 20% no later than December 12, 2004. The letter agreement also stated that, to the extent the obligations under the Repurchase Facility were not already due and payable, Patriot declared the termination date of the Repurchase Facility to occur, and all obligations under the Repurchase Facility to be due and payable, as of January 14, 2005. Patriot notified

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the Company that, notwithstanding the execution of the Amendment and the increase of the amount of the Repurchase Facility by $750,000, Patriot did not waive the existing events of default under the Repurchase Facility and reserved all remedies available to it under the Repurchase Facility with respect to these events of default.

        Pursuant to the letter agreement, the Company acknowledged that the repurchase price of interest-only strips sold to Patriot under the terms of the Repurchase Facility was approximately $21.4 million as of January 13, 2005. The letter agreement provided that, although Patriot had remitted to the Company approximately $1.3 million constituting cash proceeds received by Patriot from servicing advances and fees in connection with the servicing activities of one of the Company's subsidiaries, Patriot reserved the right to apply such remittance to the outstanding obligations under the Repurchase Facility. The letter agreement also provided that Patriot intended to cease remitting such cash proceeds to the Company no later than January 14, 2005.

        In addition, the Company failed to satisfy conditions precedent to Patriot's release of the holdback amount of approximately $9.45 million, which was described in the December 23, 2004 Form 8-K.

        The foregoing brief summaries of agreements entered into by the Company are not intended to be complete and are qualified in their entirety by reference to the agreements attached hereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

AMENDMENT TO $30.0 MILLION (FORMERLY $23.0 MILLION) RESIDUAL REPURCHASE FACILITY

        On January 14, 2005, the Company and Patriot entered into the Amendment to the Repurchase Facility to increase the amount of the Repurchase Facility by $750,000 subject to the terms described above in Item 1.01.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

AMENDMENT TO $30.0 MILLION (FORMERLY $23.0 MILLION) RESIDUAL REPURCHASE FACILITY

        On January 14, 2005, the Company and Patriot entered into the Amendment to the Repurchase Facility and letter agreement dated January 14, 2005, which, inter alia, expressed Patriot's position that the Company's obligations under the Repurchase Facility were accelerated as described above in Item 1.01. The Company is currently evaluating this situation.

ITEM 8.01      OTHER EVENTS.

        As a result of the liquidity issues described in the December 23, 2004 Form 8-K, the Company's Board of Directors determined to cease further dividend payments to holders of the Company's Series A convertible preferred stock, commencing with the dividend payable to the holders of shares of the Series A convertible preferred stock outstanding on November 30, 2004.

        On January 11, 2005, the Company received a notice from Fortress Credit Corp., the lender on the Company's $100.0 million credit facility ("Fortress"), stating that an event of default had occurred under the terms of the facility and that, as a result, the Company's ability to borrow under the facility was terminated. The letter further stated that Fortress would have no further obligation to make any advances

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under the facility. Fortress reserved the right to notify the Company of additional defaults or events of default and indicated that it was in the process of reviewing what other actions it may take with respect to the identified event of default.

        On January 3, 2005, the Company received a letter, dated January 1, 2005, from the bond insurer which had previously notified the Company of an event of default under an amended servicing agreement, stating that the bond insurer elected not to extend the servicing period under the agreement beyond December 31, 2004 and that the Company's authority as a servicer under this agreement terminated as of December 31, 2004. The bond insurer directed the Company to transfer servicing to a new servicer by February 1, 2005. In addition, on January 14, 2005, the Company received a letter from another bond insurer stating that the Company's rights as a servicer terminated as of January 1, 2005 and that the Company would continue to act as a servicer solely until a successor servicer was identified and the transfer of service was completed. The Company is in discussions with these bond insurers regarding these matters.

        Certain of the circumstances of the Company's current financial situation as disclosed in the December 23, 2004 Form 8-K constitute an event of default under the servicing agreements with another bond insurer, which entitles the bond insurer to terminate the Company as a servicer under such agreements. To date, this bond insurer has not elected to take such action. In addition, the Company received from another bond insurer a letter which appoints the Company as a servicer through January 31, 2005, which letter is in apparent conflict with the terms of the Company's existing agreement with this bond insurer that provides for the Company's appointment as a servicer through March 31, 2005.

        The Company is currently in discussions with two bond insurers regarding its financial condition and extensions of the servicing periods provided for in their respective term-to-term servicing agreements with the Company. There can be no assurance that the Company will continue to receive the waivers and servicing agreement extensions the Company needs to operate or that such waivers or extensions will not contain conditions that are unacceptable to the Company.

        Additionally, the Company received a notice from Rekaren, Incorporated, the holder of a convertible non-negotiable unsecured promissory note in the principal amount of $475,000, that the Company is in default under the note due to the Company's failure to make the interest payment due December 1, 2004. Upon any event of default under the note, the interest rate shall be increased to 8% per annum and the holder may declare the entire unpaid balance on the note immediately due and payable. On January 6, 2005, the Company received a notice that the Company was in default under the convertible non-negotiable unsecured promissory note in the principal amount of $650,000 issued to ESI Mortgage, LP on June 11, 2004. The notice of default also contained the demand for the full payment of the note, including the outstanding principal amount of $650,000 and accrued interest of $13,000.

        Due to the previously disclosed liquidity issues, including the inability to sell subordinated debentures, and the Company's current financial condition, the Company has significantly curtailed its loan originations and, as a result, previously reported estimates regarding when the Company will become profitable are no longer attainable and the previously disclosed alternative plan to repay debt holders is no longer a viable alternative.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of businesses acquired.

               None.

        (b)    Pro forma financial information.

               None.

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        (c)     Exhibits.

                The following exhibits are filed herewith:

Exhibit
Number          Description
------          -----------

10.1 Amended and Restated Master Repurchase Agreement by and among The Patriot Group, LLC, as Buyer, ABFS Warehouse Trust 2004-2, as Seller, American Business Financial Services, Inc., American Business Credit, Inc., and ABFS Consolidated Holdings, Inc., dated as of November 15, 2004 and amended and restated as of December 21, 2004.

10.2 First Amendment, dated as of December 21, 2004, to the Security Agreement, dated as of November 15, 2004, by American Business Credit, Inc., as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.3 First Amendment, dated as of December 23, 2004, by ABFS Warehouse Trust 2004-2, ABFS 2003-2, Inc. and The Patriot Group, LLC, to the Pledge and Security Agreement, dated as of November 15, 2004, by ABFS Warehouse Trust 2004-2, as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.4 Amendment No. 1, dated as of January 14, 2005, to the Amended and Restated Master Repurchase Agreement among ABFS Warehouse Trust 2004-2, American Business Financial Services, Inc., ABFS Consolidated Holdings, Inc., American Business Credit, Inc., and The Patriot Group, LLC.

10.5 Letter Agreement, dated January 14, 2005 among The Patriot Group, LLC, American Business Financial Services, Inc., ABFS Warehouse Trust 2004-2, ABFS Consolidated Holdings, Inc., and American Business Credit, Inc.

10.6 Second Amended and Restated Security Agreement dated December 21, 2004 among ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc. and American Business Credit, Inc., each a Grantor and collectively the Grantors, and U.S. Bank, National Association, a national banking association, as trustee for the Securityholders.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 19, 2005

                                AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                By:    /s/ Stephen M. Giroux
                                       -----------------------------------------
                                Name:  Stephen M. Giroux
                                Title: Executive Vice President, General Counsel
                                       and Secretary


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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

10.1 Amended and Restated Master Repurchase Agreement by and among The Patriot Group, LLC, as Buyer, ABFS Warehouse Trust 2004-2, as Seller, American Business Financial Services, Inc., American Business Credit, Inc., and ABFS Consolidated Holdings, Inc., dated as of November 15, 2004 and amended and restated as of December 21, 2004.

10.2 First Amendment, dated as of December 21, 2004, to the Security Agreement, dated as of November 15, 2004, by American Business Credit, Inc., as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.3 First Amendment, dated as of December 23, 2004, by ABFS Warehouse Trust 2004-2, ABFS 2003-2, Inc. and The Patriot Group, LLC, to the Pledge and Security Agreement, dated as of November 15, 2004, by ABFS Warehouse Trust 2004-2, as Grantor, in favor of The Patriot Group, LLC, as Secured Party.

10.4 Amendment No. 1, dated as of January 14, 2005, to the Amended and Restated Master Repurchase Agreement among ABFS Warehouse Trust 2004-2, American Business Financial Services, Inc., ABFS Consolidated Holdings, Inc., American Business Credit, Inc., and The Patriot Group, LLC.

10.5 Letter Agreement, dated January 14, 2005 among The Patriot Group, LLC, American Business Financial Services, Inc., ABFS Warehouse Trust 2004-2, ABFS Consolidated Holdings, Inc., and American Business Credit, Inc.

10.6 Second Amended and Restated Security Agreement dated December 21, 2004 among ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc. and American Business Credit, Inc., each a Grantor and collectively the Grantors, and U.S. Bank, National Association, a national banking association, as trustee for the Securityholders.


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